DRAFT - SUBJECT TO MODIFICATION                           CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
--------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION-CONSOLIDATED                                                        BASE CASE V2000.1
OPERATING INCOME STATEMENT (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2000 THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
                                         PROJECTED       PROJECTED        PROJECTED       PROJECTED      PROJECTED
                                           2000            2001             2002            2003           2004
                                       -----------------------------------------------------------------------------
REVENUE
  Casino                               $185,694,941    $192,381,059     $192,097,212    $195,277,133    $199,312,909
  Food and Beverage                      26,921,085      27,790,552       28,134,785      28,876,902      29,655,342
  Hotel                                  22,677,951      23,150,842       23,489,326      24,042,870      24,600,029
  Other Operating Departments             2,604,406       2,722,813        2,780,225       2,858,122       2,932,770
  Other                                   2,297,636       3,012,459        3,869,564       4,647,583       5,455,354
                                       -----------------------------------------------------------------------------
  TOTAL REVENUE                         240,196,019     249,057,725      250,371,112     255,702,610     261,956,404
                                       -----------------------------------------------------------------------------

COST OF SALES
  Food and Beverage                      12,106,568      12,495,123       12,646,137      12,981,168      13,332,238
  Hotel                                           -               -                -               -               -
  Other                                     785,235         812,447          832,543         852,639         875,121
                                       -----------------------------------------------------------------------------
  TOTAL COST OF SALES                    12,891,803      13,307,570       13,478,680      13,833,807      14,207,359
                                       -----------------------------------------------------------------------------

PAYROLL AND RELATED EXPENSES
  Casino                                 32,432,523      33,299,077       33,738,570      34,538,585      35,347,561
  Food and Beverage                      15,909,858      16,363,539       16,694,005      17,135,614      17,592,418
  Hotel                                  13,445,184      13,753,714       14,066,171      14,401,243      14,768,766
  Other Operating Departments             1,403,765       1,456,696        1,469,520       1,507,376       1,548,665
  Other Departments                      23,919,039      24,625,668       25,481,760      26,108,981      26,771,268
                                       -----------------------------------------------------------------------------
  TOTAL PAYROLL AND RELATED EXPENSES     87,110,369      89,498,694       91,450,026      93,691,799      96,028,678
                                       -----------------------------------------------------------------------------

COMPLIMENTARY EXPENSES
  Casino                                 19,893,628      20,453,563       20,477,084      20,721,188      21,092,559
  Food and Beverage                          81,440          83,244           83,876          84,953          86,547
  Hotel                                      74,717          76,647           77,024          77,418          78,666
  Other Operating Departments                 2,582           2,662            2,656           2,656           2,692
  Other Departments                       1,657,264       1,702,887        1,711,765       1,726,375       1,756,106
                                       -----------------------------------------------------------------------------
  TOTAL COMPLIMENTARY EXPENSES           21,709,631      22,319,003       22,352,405      22,612,590      23,016,570
                                       -----------------------------------------------------------------------------

OTHER OPERATING EXPENSES/(REVENUE)
  Casino                                 44,283,152      45,949,232       45,802,199      46,536,104      47,496,927
  Food and Beverage                       1,720,047       1,773,506        1,794,420       1,837,223       1,885,155
  Hotel                                   3,866,540       3,904,950        3,973,709       4,066,415       4,162,731
  Other Operating Expenses                1,105,319       1,195,206        1,215,852       1,248,012       1,279,067
  Other Expenses                         50,968,091      52,185,961       52,358,674      53,142,182      53,990,113
                                       -----------------------------------------------------------------------------
  TOTAL OTHER OPERATING EXPENSES        101,943,149     105,008,855      105,144,854     106,829,936     108,813,993
                                       -----------------------------------------------------------------------------
EARNINGS BEFORE TAX                    $ 16,541,067    $ 18,923,603     $ 17,945,147    $ 18,734,478    $ 19,889,804
                                       =============================================================================

EBITDA ADJUSTMENTS:
  Bond Debt Interest                              -               -                -               -               -
  Non-Bond Debt Interest                    363,972         312,301          286,217         264,296         243,704
  Interest Income-Corp Allocation           (35,238)        (15,514)          (7,541)         (2,166)              -
  Interest Income                          (763,347)     (1,461,999)      (2,301,679)     (3,046,900)     (3,817,726)
  Taxes                                           -               -                -               -               -
  Depreciation                           13,742,313      13,911,488       13,911,488      13,911,488      13,911,488
  Amortization                              423,800         423,800          423,800         423,800         423,800
  Other                                     (46,980)        (48,155)         (49,359)        (50,593)        (51,858)
  Group Allocation                                -               -                -               -               -
                                       -----------------------------------------------------------------------------
       Total Adjustments                 13,684,520      13,121,921       12,262,926      11,499,925      10,709,408
                                       -----------------------------------------------------------------------------
EBITDA (MANAGEMENT FORMAT)             $ 30,225,587    $ 32,045,524     $ 30,208,073    $ 30,234,403    $ 30,599,212
                                       =============================================================================

PRESENTATION DOES NOT REFLECT SEC REQUIRED ADJUSTMENTS

DRAFT - SUBJECT TO MODIFICATION                                CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
-------------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION-CONSOLIDATED                                                             BASE CASE V2000.1
SUMMARY OF CHANGES IN CASH (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2000 THROUGH DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------
                                              PROJECTED       PROJECTED        PROJECTED       PROJECTED      PROJECTED
                                                2000            2001             2002            2003           2004
                                            -----------------------------------------------------------------------------
EBITDA (BEFORE REORGANIZATION ITEMS)        $ 30,225,587    $ 32,045,524     $ 30,208,073    $ 30,234,403    $ 30,599,212

OTHER SOURCES/(USES) OF CASH:
  Existing Financing Agreements/
    Capital Leases (Slots)                      (521,855)        (23,672)               -               -               -
  Existing Financing Agreements/
    Capital Leases (Non-Slots)                (1,655,816)       (645,823)        (498,504)       (486,712)       (428,148)
  Interest Payments-Foothill Capital
    Facility                                           -               -                -               -               -
  Borrowings/(Repayments) Foothill
    Capital Facility (Net)                             -               -                -               -               -
  Reorganization Items (Excluding
    Interest Income)                          (2,558,500)     (3,000,000)               -               -               -
  Capital Expenditures (Slots)-
    Maintenance                               (4,000,000)     (4,000,000)      (4,400,000)     (4,400,000)     (4,400,000)
  Capital Expenditures (Non-Slots)-
    Maintenance                               (3,000,000)     (4,000,000)      (4,200,000)     (4,200,000)     (4,200,000)
  Capital Expenditures (Slots)-
    Property Enhancements                     (2,810,012)              -                -               -               -
  Capital Expenditures (Non-Slots)-
    Property Enhancements                     (6,510,400)              -                -               -               -
  Changes in Working Capital                           -               -                -               -               -
  Adjustments for Non-Recurring Accruals               -               -                -               -               -
  Interest Receipts                              794,017       1,484,499        2,324,179       3,069,400       3,840,226
  Proceeds from Asset Sales                            -               -                -               -               -
                                            ------------    ------------     ------------    ------------    ------------

NET INCREASE/(DECREASE) IN CASH BEFORE
  TAXES AND POR PAYMENTS                    $  9,963,021    $ 21,860,528     $ 23,433,748    $ 24,217,091    $ 30,599,212

CASH (UNRESTRICTED) AT BEGINNING OF YEAR      22,115,594      32,078,615       53,939,143      70,682,414      87,850,308
                                            ------------    ------------     ------------    ------------    ------------
CASH (UNRESTRICTED) AT END OF YEAR
  (BEFORE TAXES AND POR PAYMENTS)           $ 32,078,615    $ 53,939,143     $ 77,372,891    $ 94,899,505    $118,449,520
                                            ============    ============     ============    ============    ============
LESS:
  Income Tax Payments (to be revised)                  -               -       (6,690,477)     (7,049,197)     (7,504,444)
  Cash Required for Casino Operations
    (on premises)                             (7,800,000)     (8,200,000)      (8,200,000)     (8,200,000)     (8,200,000)
  Cash Required for General Operations
    (in bank)                                 (5,000,000)     (5,000,000)      (5,000,000)     (5,000,000)     (5,000,000)
                                            ------------    ------------     ------------    ------------    ------------
CASH AVAILABLE TO SERVICE RESTRUCTURED
  SENIOR SECURED NOTES AND OTHER POR
  PAYMENTS                                  $ 19,278,615    $ 40,739,143     $ 57,482,414    $ 74,650,308    $ 97,745,076
                                            ============    ============     ============    ============    ============
  Interest-Restructured Sr Secured
    Notes $__mm @ ___%                                 -               -                -               -               -
  Principal Repayment-Restructured
    Senior Secured Notes                               -               -                -               -               -
  Miscellaneous POR Payments
    (to be revised)                                    -               -                -               -               -
                                            ------------    ------------     ------------    ------------    ------------

CASH AVAILABLE IN EXCESS OF MINIMUM
  OPERATING REQUIREMENTS                    $ 19,278,615    $ 40,739,143     $ 57,482,414    $ 74,650,308    $ 97,745,076
                                            ============    ============     ============    ============    ============

Cash Required for Casino Operations
  (on premises)                                7,800,000       8,200,000        8,200,000       8,200,000       8,200,000
Cash Required for General Operations
  (in bank)                                    5,000,000       5,000,000        5,000,000       5,000,000       5,000,000
                                            ------------    ------------     ------------    ------------    ------------
CASH (UNRESTRICTED) AT END OF YEAR          $ 32,078,615    $ 53,939,143     $ 70,682,414    $ 87,850,308    $110,945,076

Availability under Foothill Capital
  Facility for General W/C                             -               -                -               -               -
                                            ------------    ------------     ------------    ------------    ------------
TOTAL CASH (UNRESTRICTED) AVAIL FOR
  OPERATIONS AT END OF YEAR                 $ 32,078,615    $ 53,939,143     $ 70,682,414    $ 87,850,308    $110,945,076
                                            ============    ============     ============    ============    ============

DRAFT - SUBJECT TO MODIFICATION                                           CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION                                                                                     BASE CASE V2000.1
CONSOLIDATING
OPERATING INCOME STATEMENT (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STAND                                      2000
                                                                                 ALONE                                  FITZGERALDS
                      FITZGERALDS   FITZGERALDS   FITZGERALDS     101 MAIN    FITZGERALDS   FITZGERALDS                    GAMING
                         RENO,       LAS VEGAS,   MISSISSIPPI,     STREET        GAMING     MANAGEMENT                  CORPORATION
                         INC            INC.          INC.          LLC       CORPORATION    COMPANY     ELIMINATION'S  CONSOLIDATED
                      --------------------------------------------------------------------------------------------------------------
REVENUE
  Casino              $33,482,061   $40,295,324   $75,103,481   $36,814,075   $    -        $    -        $    -       $185,694,941
  Food and Beverage     6,312,806     9,283,991     8,873,788     2,450,500        -             -             -         26,921,085
  Hotel                 5,495,812     8,831,526     8,350,613        -             -             -             -         22,677,951
  Other Operating
   Departments            547,520     1,345,393       707,143         4,350        -             -             -          2,604,406
  Other                   295,700       755,500       361,165       265,638       663,955     4,022,500    (4,066,822)    2,297,636
                      --------------------------------------------------------------------------------------------------------------
  TOTAL REVENUE        46,133,899    60,511,734    93,396,190    39,534,563       663,955     4,022,500    (4,066,822)  240,196,019
                      --------------------------------------------------------------------------------------------------------------
COST OF SALES
  Food and Beverage     2,814,722     4,051,842     4,106,031     1,133,973        -             -             -         12,106,568
  Hotel                    -             -             -             -             -             -             -             -
  Other                     1,387       430,276       353,572        -             -             -             -            785,235
                      --------------------------------------------------------------------------------------------------------------
  TOTAL COST OF SALES   2,816,109     4,482,118     4,459,603     1,133,973        -             -             -         12,891,803
                      --------------------------------------------------------------------------------------------------------------
PAYROLL AND RELATED
 EXPENSES
  Casino                6,873,790     8,991,103    11,505,129     5,062,501        -             -             -         32,432,523
  Food and Beverage     3,413,321     6,571,304     4,362,212     1,563,021        -             -             -         15,909,858
  Hotel                 1,923,534     6,093,752     5,427,898        -             -             -             -         13,445,184
  Other Operating
   Departments            108,142       560,625       158,490       576,508        -             -             -          1,403,765
  Other Departments     5,103,373     5,227,644     7,249,125     2,891,080        -          3,447,817        -         23,919,039
                      --------------------------------------------------------------------------------------------------------------
  TOTAL PAYROLL AND
   RELATED EXPENSES    17,422,160    27,444,428    28,702,854    10,093,110        -          3,447,817        -         87,110,369
                      --------------------------------------------------------------------------------------------------------------
COMPLIMENTARY EXPENSES
  Casino                4,151,935     4,986,402     9,191,615     1,563,676        -             -             -         19,893,628
  Food and Beverage        17,906        26,253        37,281        -             -             -             -             81,440
  Hotel                     2,199        14,894        57,624        -             -             -             -             74,717
  Other Operating
   Departments             -             -              2,582        -             -             -             -              2,582
  Other Departments       180,628       412,325     1,037,631        26,680        -             -             -          1,657,264
                      --------------------------------------------------------------------------------------------------------------
  TOTAL COMPLIMENTARY
   EXPENSES             4,352,668     5,439,874    10,326,733     1,590,356        -             -             -         21,709,631
                      --------------------------------------------------------------------------------------------------------------
OTHER OPERATING
 EXPENSES/(REVENUE)
  Casino                6,721,940     7,194,935    20,331,203    10,035,074        -             -             -         44,283,152
  Food and Beverage       228,656       673,464       627,216       190,711        -             -             -          1,720,047
  Hotel                   678,033     1,494,594     1,693,913        -             -             -             -          3,866,540
  Other Operating
   Expenses               719,392       228,533        93,986        63,408        -             -             -          1,105,319
  Other Expenses       11,028,690    13,349,554    19,062,185    10,138,232        -          1,456,252    (4,066,822)   50,968,091
                      --------------------------------------------------------------------------------------------------------------
  TOTAL OTHER
   OPERATING EXPENSES  19,376,711    22,941,080    41,808,503    20,427,425        -          1,456,252    (4,066,822)  101,943,149
                      --------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE TAX   $ 2,166,251   $   204,234   $ 8,098,497   $ 6,289,699   $   663,955   $  (881,569)  $    -       $ 16,541,067
                      ==============================================================================================================
EBITDA ADJUSTMENTS:
  Bond Debt Interest       -             -             -             -             -             -             -             -
  Non-Bond Debt Interest  301,443        35,238        20,561         6,730        -             -             -            363,972
  Interest Income-
   Corp Allocation                                                                (35,238)       -             -            (35,238)
  Interest Income         (22,500)      (75,300)      (22,500)      (22,500)     (628,717)        8,170        -           (763,347)
  Taxes                    -             -             -             -             -             -             -             -
  Depreciation          2,423,255     3,376,000     6,484,458     1,458,600        -             -             -         13,742,313
  Amortization             26,400        -             -            356,700        -             40,700        -            423,800
  Other                    (6,000)      (40,980)       -             -             -             -             -            (46,980)
  Group Allocation         -             -             -             -             -             -             -             -
                      --------------------------------------------------------------------------------------------------------------
    Total Adjustments   2,722,598     3,294,958     6,482,519     1,799,530      (663,955)       48,870        -         13,684,520
                      --------------------------------------------------------------------------------------------------------------
EBITDA (MANAGEMENT
 FORMAT)              $ 4,888,849   $ 3,499,192   $14,581,016   $ 8,089,229   $    -        $  (832,699)  $    -      $  30,225,587
                      ==============================================================================================================

PRESENTATION DOES NOT REFLECT SEC REQUIRED ADJUSTMENTS

DRAFT - SUBJECT TO MODIFICATION                                           CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION                                                                                     BASE CASE V2000.1
CONSOLIDATING
OPERATING INCOME STATEMENT (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STAND                                      2001
                                                                                 ALONE                                  FITZGERALDS
                      FITZGERALDS   FITZGERALDS   FITZGERALDS     101 MAIN    FITZGERALDS   FITZGERALDS                    GAMING
                         RENO,       LAS VEGAS,   MISSISSIPPI,     STREET        GAMING     MANAGEMENT                  CORPORATION
                         INC            INC.          INC.          LLC       CORPORATION    COMPANY     ELIMINATION'S  CONSOLIDATED
                     ---------------------------------------------------------------------------------------------------------------
REVENUE
  Casino             $33,926,505    $41,245,873   $78,863,431   $38,345,250   $    -        $    -        $    -       $192,381,059
  Food and Beverage    6,421,772      9,514,119     9,288,161     2,566,500        -             -             -         27,790,552
  Hotel                5,570,800      9,074,513     8,505,529        -             -             -             -         23,150,842
  Other Operating
   Departments           601,464      1,377,386       739,613         4,350        -             -             -          2,722,813
  Other                  302,380        769,029       376,564       255,011     1,334,713     4,022,500    (4,047,738)    3,012,459
                     ---------------------------------------------------------------------------------------------------------------
  TOTAL REVENUE       46,822,921     61,980,920    97,773,298    41,171,111     1,334,713     4,022,500    (4,047,738)  249,057,725
                     ---------------------------------------------------------------------------------------------------------------
COST OF SALES
  Food and Beverage    2,863,170      4,149,616     4,296,744     1,185,593        -             -             -         12,495,123
  Hotel                   -              -             -             -             -             -             -             -
  Other                    1,422        441,218       369,807        -             -             -             -            812,447
                     ---------------------------------------------------------------------------------------------------------------
  Total Cost of Sales  2,864,592      4,590,834     4,666,551     1,185,593        -             -             -         13,307,570
                     ---------------------------------------------------------------------------------------------------------------
PAYROLL AND RELATED
 EXPENSES
  Casino               6,997,089      9,202,586    11,846,360     5,253,042        -             -             -         33,299,077
  Food and Beverage    3,484,520      6,731,290     4,511,531     1,636,198        -             -             -         16,363,539
  Hotel                1,963,707      6,261,413     5,528,594        -             -             -             -         13,753,714
  Other Operating
   Departments           119,345        573,957       166,413       596,981        -             -             -          1,456,696
  Other Departments    5,230,958      5,384,473     7,441,603     3,005,104        -          3,563,530        -         24,625,668
                     ---------------------------------------------------------------------------------------------------------------
  TOTAL PAYROLL AND
   RELATED EXPENSES   17,795,619     28,153,719    29,494,501    10,491,325        -          3,563,530        -         89,498,694
                     ---------------------------------------------------------------------------------------------------------------
COMPLIMENTARY EXPENSES
  Casino               4,207,566      5,104,362     9,476,293     1,665,342        -             -             -         20,453,563
  Food and Beverage       18,083         26,727        38,434        -             -             -             -             83,244
  Hotel                    2,205         15,034        59,408        -             -             -             -             76,647
  Other Operating
   Departments            -              -              2,662        -             -             -             -              2,662
  Other Departments      182,592        422,070     1,069,769        28,456        -             -             -          1,702,887
                     ---------------------------------------------------------------------------------------------------------------
  TOTAL COMPLIMENTARY
   EXPENSES            4,410,446      5,568,193    10,646,566     1,693,798        -             -             -         22,319,003
                     ---------------------------------------------------------------------------------------------------------------
OTHER OPERATING
 EXPENSES/(REVENUE)
  Casino               6,811,729      7,354,012    21,310,459    10,473,032        -             -             -         45,949,232
  Food and Beverage      232,455        689,986       651,969       199,096        -             -             -          1,773,506
  Hotel                  689,702      1,535,545     1,679,703        -             -             -             -          3,904,950
  Other Operating
   Expenses              797,708        233,350        98,170        65,978        -             -             -          1,195,206
  Other Expenses      11,162,492     13,542,839    19,630,283    10,414,809        -          1,483,276     (4,047,738)  52,185,961
                     ---------------------------------------------------------------------------------------------------------------
  TOTAL OTHER
   OPERATING EXPENSES 19,694,086     23,355,732    43,370,584    21,152,915        -          1,483,276     (4,047,738) 105,008,855
                     ---------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE TAX  $ 2,058,178    $   312,442   $ 9,595,096   $ 6,647,480   $ 1,334,713   $(1,024,306)  $    -       $ 18,923,603
                     ===============================================================================================================
EBITDA ADJUSTMENTS:
  Bond Debt Interest      -              -             -             -             -             -             -             -
  Non-Bond Debt Interest 294,793         15,514         1,994        -             -             -             -            312,301
  Interest Income-
   Corp Allocation                                                                (15,514)                                  (15,514)
  Interest Income        (22,500)       (75,300)      (22,500)      (22,500)   (1,319,199)       -             -         (1,461,999)
  Taxes                   -              -             -             -             -             -             -             -
  Depreciation         2,429,505      3,376,000     6,647,383     1,458,600        -             -             -         13,911,488
  Amortization            26,400         -             -            356,700        -             40,700        -            423,800
  Other                   (6,000)       (42,155)       -             -             -             -             -            (48,155)
  Group Allocation        -              -             -             -             -             -             -             -
                     ---------------------------------------------------------------------------------------------------------------
    Total Adjustments  2,722,198      3,274,059     6,626,877     1,792,800    (1,334,713)       40,700        -         13,121,921
                     ---------------------------------------------------------------------------------------------------------------
EBITDA (MANAGEMENT
 FORMAT)             $ 4,780,376    $ 3,586,501   $16,221,973   $ 8,440,280   $    -        $    -        $    -       $ 32,045,524
                     ===============================================================================================================

PRESENTATION DOES NOT REFLECT SEC REQUIRED ADJUSTMENTS

DRAFT - SUBJECT TO MODIFICATION                                           CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION                                                                                     BASE CASE V2000.1
CONSOLIDATING
OPERATING INCOME STATEMENT (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STAND                                      2002
                                                                                 ALONE                                  FITZGERALDS
                      FITZGERALDS   FITZGERALDS   FITZGERALDS     101 MAIN    FITZGERALDS   FITZGERALDS                    GAMING
                         RENO,       LAS VEGAS,   MISSISSIPPI,     STREET        GAMING     MANAGEMENT                  CORPORATION
                         INC            INC.          INC.          LLC       CORPORATION    COMPANY     ELIMINATION'S  CONSOLIDATED
                     ---------------------------------------------------------------------------------------------------------------
REVENUE
 Casino              $ 33,496,698  $ 42,694,614  $ 80,184,900  $ 35,721,000  $          -  $          -  $          -  $192,097,212
 Food and Beverage      6,369,424     9,816,845     9,511,766     2,436,750             -             -             -    28,134,785
 Hotel                  5,506,845     9,296,349     8,686,132             -             -             -             -    23,489,326
 Other Operating
 Departments              603,054     1,416,308       756,813         4,050             -             -             -     2,780,225
 Other                    309,229       786,373       383,029       242,434     2,166,420     4,022,500    (4,040,421)    3,869,564
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL REVENUE         46,285,250    64,010,489    99,522,640    38,404,234     2,166,420     4,022,500    (4,040,421)  250,371,112
                     ---------------------------------------------------------------------------------------------------------------
COST OF SALES
 Food and Beverage      2,839,647     4,279,551     4,401,579     1,125,360             -             -             -    12,646,137
 Hotel                          -             -             -             -             -             -             -             -
 Other                      1,458       452,678       378,407             -             -             -             -       832,543
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL COST OF SALES    2,841,105     4,732,229     4,779,986     1,125,360             -             -             -    13,478,680
                     ---------------------------------------------------------------------------------------------------------------
PAYROLL AND RELATED
EXPENSES
 Casino                 7,051,962     9,469,117    12,110,525     5,106,966             -             -             -    33,738,570
 Food and Beverage      3,516,042     6,926,551     4,628,644     1,622,768             -             -             -    16,694,005
 Hotel                  1,982,463     6,437,722     5,645,986             -             -             -             -    14,066,171
 Other Operating
 Departments              121,477       590,175       170,283       587,585             -             -             -     1,469,520
 Other Departments      5,361,731     5,546,009     7,595,549     3,125,308             -     3,853,163             -    25,481,760
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL PAYROLL AND
 RELATED EXPENSES      18,033,675    28,969,574    30,150,987    10,442,627             -     3,853,163             -    91,450,026
                     ---------------------------------------------------------------------------------------------------------------
COMPLIMENTARY EXPENSES
 Casino                 4,154,261     5,283,651     9,456,654     1,582,518             -             -             -    20,477,084
 Food and Beverage         17,854        27,666        38,356             -             -             -             -        83,876
 Hotel                      2,177        15,562        59,285             -             -             -             -        77,024
 Other Operating
 Departments                    -             -         2,656             -             -             -             -         2,656
 Other Departments        180,280       436,893     1,067,551        27,041             -             -             -     1,711,765
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL COMPLIMENTARY
 EXPENSES               4,354,572      5,763,772   10,624,502     1,609,559             -             -             -    22,352,405
                     ---------------------------------------------------------------------------------------------------------------
OTHER OPERATING
EXPENSES/(REVENUE)
 Casino                 6,756,053     7,588,725    21,677,861     9,779,560             -             -             -    45,802,199
 Food and Beverage        227,590       711,886       663,663       191,281             -             -             -     1,794,420
 Hotel                    684,387     1,573,220     1,716,102             -             -             -             -     3,973,709
 Other Operating
 Expenses                 813,937       239,754       100,304        61,857             -             -             -     1,215,852
 Other Expenses        11,169,920    13,793,042    19,879,607    10,037,182             -     1,519,344    (4,040,421)   52,358,674
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL OTHER
 OPERATING EXPENSES    19,651,887    23,906,627    44,037,537    20,069,880             -     1,519,344    (4,040,421)  105,144,854
                     ---------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE TAX  $  1,404,011  $    638,287  $  9,929,628  $  5,156,808  $  2,166,420  $ (1,350,007)  $         -  $ 17,945,147
                     ===============================================================================================================
EBITDA ADJUSTMENTS:
 Bond Debt Interest             -             -             -             -             -             -             -             -
 Non-Bond Debt Interest   278,676         7,541             -             -             -             -             -       286,217
 Interest Income
 - Corp Allocation                                                                 (7,541)            -             -        (7,541)
 Interest Income          (22,500)      (75,300)      (22,500)      (22,500)   (2,158,879)            -             -    (2,301,679)
 Taxes                          -             -             -             -             -             -             -             -
 Depreciation           2,429,505     3,376,000     6,647,383     1,458,600             -             -             -    13,911,488
 Amortization              26,400             -             -       356,700             -        40,700                     423,800
 Other                     (6,000)      (43,359)            -             -             -             -             -       (49,359)
 Group Allocation               -             -             -             -             -             -             -             -
                     ---------------------------------------------------------------------------------------------------------------
   Total Adjustments    2,706,081     3,264,882     6,624,883     1,792,800    (2,166,420)       40,700             -    12,262,926
                     ---------------------------------------------------------------------------------------------------------------
EBITDA (MANAGEMENT
FORMAT)              $  4,110,092  $  3,903,169  $ 16,554,511  $  6,949,608  $          -  $ (1,309,307)  $         -  $ 30,208,073
                     ===============================================================================================================

PRESENTATION DOES NOT REFLECT SEC REQUIRED ADJUSTMENTS

DRAFT - SUBJECT TO MODIFICATION                                           CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION                                                                                     BASE CASE V2000.1
CONSOLIDATING
OPERATING INCOME STATEMENT (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STAND                                      2003
                                                                                 ALONE                                  FITZGERALDS
                      FITZGERALDS   FITZGERALDS   FITZGERALDS     101 MAIN    FITZGERALDS   FITZGERALDS                    GAMING
                         RENO,       LAS VEGAS,   MISSISSIPPI,     STREET        GAMING     MANAGEMENT                  CORPORATION
                         INC            INC.          INC.          LLC       CORPORATION    COMPANY     ELIMINATION'S  CONSOLIDATED
                     ---------------------------------------------------------------------------------------------------------------
REVENUE
 Casino              $ 34,375,102  $ 43,646,026  $ 81,089,505  $ 36,166,500  $          -  $          -  $          -  $195,277,133
 Food and Beverage      6,565,766    10,093,616     9,726,770     2,490,750             -             -             -    28,876,902
 Hotel                  5,657,919     9,518,216     8,866,735             -             -             -             -    24,042,870
 Other Operating
  Departments             626,992     1,453,066       774,014         4,050             -             -             -     2,858,122
 Other                    316,247       804,151       388,010       246,127     2,906,266     4,022,500    (4,035,718)    4,647,583
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL REVENUE         47,542,026    65,515,075   100,845,034    38,907,427     2,906,266     4,022,500    (4,035,718)  255,702,610
                     ---------------------------------------------------------------------------------------------------------------
COST OF SALES
 Food and Beverage      2,927,020     4,400,702     4,503,043     1,150,403             -             -             -    12,981,168
 Hotel                          -             -             -             -             -             -             -             -
 Other                      1,494       464,138       387,007             -             -             -             -       852,639
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL COST OF SALES    2,928,514     4,864,840     4,890,050     1,150,403             -             -             -    13,833,807
                     ---------------------------------------------------------------------------------------------------------------
PAYROLL AND RELATED
EXPENSES
 Casino                 7,230,714     9,716,214    12,374,649     5,217,008             -             -             -    34,538,585
 Food and Beverage      3,605,612     7,122,368     4,742,510     1,665,124             -             -             -    17,135,614
 Hotel                  2,022,706     6,615,160     5,763,377             -             -             -             -    14,401,243
 Other Operating
  Departments             124,665       605,493       174,153       603,065             -             -             -     1,507,376
 Other Departments      5,495,773     5,684,658     7,777,561     3,219,068             -     3,931,921             -    26,108,981
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL PAYROLL AND
  RELATED EXPENSES     18,479,470    29,743,893    30,832,250    10,704,265             -     3,931,921             -    93,691,799
                     ---------------------------------------------------------------------------------------------------------------
COMPLIMENTARY
EXPENSES
 Casino                 4,263,200     5,401,392     9,455,075     1,601,521             -             -             -    20,721,188
 Food and Beverage         18,323        28,282        38,348             -             -             -             -        84,953
 Hotel                      2,234        15,909        59,275             -             -             -             -        77,418
 Other Operating
  Departments                   -             -         2,656             -             -             -             -         2,656
 Other Departments        185,007       446,630     1,067,373        27,365             -             -             -     1,726,375
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL COMPLIMENTARY
  EXPENSES              4,468,764     5,892,213    10,622,727     1,628,886             -             -             -    22,612,590
                     ---------------------------------------------------------------------------------------------------------------
OTHER OPERATING
EXPENSES/(REVENUE)
 Casino                 6,918,481     7,748,953    21,941,551     9,927,119             -             -             -    46,536,104
 Food and Beverage        234,871       731,166       675,579       195,607             -             -             -     1,837,223
 Hotel                    702,983     1,610,827     1,752,605             -             -             -             -     4,066,415
 Other Operating
  Expenses                836,712       246,141       102,450        62,709             -             -             -     1,248,012
 Other Expenses        11,351,645    14,014,319    20,106,796    10,148,827             -     1,556,313    (4,035,718)   53,142,182
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL OTHER
 OPERATING EXPENSES    20,044,692    24,351,406    44,578,981    20,334,262             -     1,556,313    (4,035,718)  106,829,936
                     ---------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE TAX  $  1,620,586  $    662,723  $  9,921,026  $  5,089,611  $  2,906,266  $ (1,465,734) $          -  $ 18,734,478
                     ===============================================================================================================
EBITDA ADJUSTMENTS:
 Bond Debt Interest             -             -             -             -             -             -             -             -
 Non-Bond Debt Interest   262,130         2,166             -             -             -             -             -       264,296
 Interest Income-
  Corp Allocation                                                                  (2,166)                                   (2,166)
 Interest Income          (22,500)      (75,300)      (22,500)      (22,500)   (2,904,100)            -             -    (3,046,900)
 Taxes                          -             -             -             -             -             -             -             -
 Depreciation           2,429,505     3,376,000     6,647,383     1,458,600             -             -             -    13,911,488
 Amortization              26,400             -             -       356,700             -        40,700             -       423,800
 Other                     (6,000)      (44,593)            -             -             -             -             -       (50,593)
 Group Allocation               -             -             -             -             -             -             -             -
                     ---------------------------------------------------------------------------------------------------------------
  Total Adjustments     2,689,535    3,258,273     6,624,883     1,792,800    (2,906,266)       40,700             -    11,499,925
                     ---------------------------------------------------------------------------------------------------------------
EBITDA (MANAGEMENT
FORMAT)              $   4,310,121 $  3,920,996  $ 16,545,909  $  6,882,411  $          -  $ (1,425,034) $          -  $ 30,234,403
                     ===============================================================================================================

PRESENTATION DOES NOT REFLECT SEC REQUIRED ADJUSTMENTS

DRAFT - SUBJECT TO MODIFICATION                                           CONFIDENTIAL AND PROPRIETARY - SUBJECT TO USE RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
FITZGERALDS GAMING CORPORATION                                                                                     BASE CASE V2000.1
CONSOLIDATING
OPERATING INCOME STATEMENT (UNAUDITED)
PROJECTIONS FOR THE YEARS ENDING DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STAND                                      2004
                                                                                 ALONE                                  FITZGERALDS
                      FITZGERALDS   FITZGERALDS   FITZGERALDS     101 MAIN    FITZGERALDS   FITZGERALDS                    GAMING
                         RENO,       LAS VEGAS,   MISSISSIPPI,     STREET        GAMING     MANAGEMENT                  CORPORATION
                         INC            INC.          INC.          LLC       CORPORATION    COMPANY     ELIMINATION'S  CONSOLIDATED
                     ---------------------------------------------------------------------------------------------------------------
REVENUE
 Casino              $ 35,076,102  $ 44,719,538  $ 82,830,639  $ 36,686,630  $          -  $          -  $          -  $199,312,909
 Food and Beverage      6,715,855    10,400,952     9,986,245     2,552,290             -             -             -    29,655,342
 Hotel                  5,761,255     9,766,650     9,072,124             -             -             -             -    24,600,029
 Other Operating
  Departments             641,425     1,493,903       793,380         4,062             -             -             -     2,932,770
 Other                    323,441       822,371       396,109       250,248     3,674,926     4,022,500    (4,034,241)    5,455,354
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL REVENUE         48,518,078    67,203,414   103,078,497    39,493,230     3,674,926     4,022,500    (4,034,241)  261,956,404
                     ---------------------------------------------------------------------------------------------------------------
COST OF SALES
 Food and Beverage      2,994,057     4,535,385     4,623,869     1,178,927             -             -             -    13,332,238
 Hotel                          -             -             -             -             -             -             -             -
 Other                      1,531       476,900       396,690             -             -             -             -       875,121
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL COST OF SALES    2,995,588     5,012,285     5,020,559     1,178,927             -             -             -    14,207,359
                     ---------------------------------------------------------------------------------------------------------------
PAYROLL AND RELATED
EXPENSES
 Casino                 7,371,211     9,989,126    12,647,691     5,339,533             -             -             -    35,347,561
 Food and Beverage      3,687,590     7,322,237     4,869,781     1,712,810             -             -             -    17,592,418
 Hotel                  2,059,648     6,812,238     5,896,880             -             -             -             -    14,768,766
 Other Operating
  Departments             127,601       622,509       178,511       620,044             -             -             -     1,548,665
 Other Departments      5,633,167     5,826,775     7,975,839     3,315,641             -     4,019,846             -    26,771,268
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL PAYROLL AND
  RELATED EXPENSES     18,879,217    30,572,885    31,568,702    10,988,028             -     4,019,846             -    96,028,678
                     ---------------------------------------------------------------------------------------------------------------
COMPLIMENTARY
EXPENSES
 Casino                 4,350,137     5,534,245     9,584,366     1,623,811             -             -             -    21,092,559
 Food and Beverage         18,696        28,978        38,873             -             -             -             -        86,547
 Hotel                      2,280        16,300        60,086             -             -             -             -        78,666
 Other Operating
  Departments                   -             -         2,692             -             -             -             -         2,692
 Other Departments        188,779       457,615     1,081,966        27,746             -             -             -     1,756,106
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL COMPLIMENTARY
  EXPENSES              4,559,892     6,037,138    10,767,983     1,651,557             -             -             -    23,016,570
                     ---------------------------------------------------------------------------------------------------------------
OTHER OPERATING
EXPENSES/(REVENUE)
 Casino                 7,051,356     7,927,800    22,422,023    10,095,748             -             -             -    47,496,927
 Food and Beverage        240,052       752,622       692,033       200,448             -             -             -     1,885,155
 Hotel                    716,340     1,652,806     1,793,585             -             -             -             -     4,162,731
 Other Operating
  Expenses                857,286       253,148       104,945        63,688             -             -             -     1,279,067
 Other Expenses        11,503,291    14,256,244    20,397,132    10,273,489             -     1,594,198    (4,034,241)   53,990,113
                     ---------------------------------------------------------------------------------------------------------------
 TOTAL OTHER
 OPERATING EXPENSES    20,368,325    24,842,620    45,409,718    20,633,373             -     1,594,198    (4,034,241)  108,813,993
                     ---------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE TAX  $  1,715,056  $    738,486  $ 10,311,535  $  5,041,345  $  3,674,926  $ (1,591,544) $          -  $ 19,889,804
                     ===============================================================================================================
EBITDA ADJUSTMENTS:
 Bond Debt Interest             -             -             -             -             -             -             -             -
 Non-Bond Debt Interest   243,704             -             -             -             -             -             -       243,704
 Interest Income-
  Corp Allocation                                                                       -                                         -
 Interest Income          (22,500)      (75,300)      (22,500)      (22,500)   (3,674,926)            -             -    (3,817,726)
 Taxes                          -             -             -             -             -             -             -             -
 Depreciation           2,429,505     3,376,000     6,647,383     1,458,600             -             -             -    13,911,488
 Amortization              26,400             -             -       356,700             -        40,700             -       423,800
 Other                     (6,000)      (45,858)            -             -             -             -             -       (51,858)
 Group Allocation               -             -             -             -             -             -             -             -
                     ---------------------------------------------------------------------------------------------------------------
   Total Adjustments    2,671,109    3,254,842     6,624,883     1,792,800    (3,674,926)        40,700             -    10,709,408
                     ---------------------------------------------------------------------------------------------------------------
EBITDA (MANAGEMENT
FORMAT)              $   4,386,165 $  3,993,328  $ 16,936,418  $  6,834,145  $          -  $ (1,550,844) $          -  $ 30,599,212
                     ===============================================================================================================

PRESENTATION DOES NOT REFLECT SEC REQUIRED ADJUSTMENTS